                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549



                                      FORM 8-K



                                   CURRENT REPORT



                           Pursuant to Section 13 of the
                          Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported)   January 22, 1999




                               FOREST OIL CORPORATION
                 (Exact name of registrant as specified in charter)



        New York                     0-13515            25-0484900
    (State or other juris-         (Commission         (IRS Employer
   diction of incorporation)        file number)       Identification No.)



         2200 Colorado State Bank Building, 1600 Broadway, Denver, CO 80202
               (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code:  (303) 812-1400

ITEM 5.

Filed herewith is a pro forma combined statement of operations of the Company for the nine months ended September 30, 1998 giving effect to acquisitions completed in February 1998 and June 1998.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Condensed pro forma combined Statement of Operations of Forest Oil Corporation for the nine months ended September 30, 1998.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FOREST OIL CORPORATION
                                        (Registrant)


Dated:  January 22, 1999                By
                                           -----------------------
                                             Daniel L. McNamara
                                             Secretary

                               FOREST OIL CORPORATION

                 CONDENSED PRO FORMA COMBINED FINANCIAL STATEMENTS


On February 3, 1998, Forest Oil Corporation (Forest) purchased interests in 13 oil and gas properties located onshore Louisiana from a private company for total consideration of approximately $230,776,000 (the Louisiana Acquisition). The consideration consisted of 1,000,000 shares of Forest Common Stock and approximately $216,557,000 of cash. The cash portion of the consideration was funded from the Company's bank credit facility and from the issuance of $75,000,000 principal amount of 8 3/4% Senior Subordinated Debentures.

On April 6, 1998 Forest entered into a definitive purchase and sale agreement with The Anschutz Corporation to acquire certain oil and gas property interests from Anschutz in exchange for 5,950,000 shares of Forest Common Stock (the Anschutz Transaction). The properties include an interest in the Anschutz Ranch Field which is located in Utah and Wyoming, prospects and producing acreage in Canada, and interests in projects in various other countries (the Anschutz Properties). On June 25 and 29, 1998, in two separate closings, Forest acquired all of the Anschutz Properties with the exception of an interest in a project in Thailand. The closing relating to this interest, which is not material to the Company or to the transaction, was completed in December 1998.

The following unaudited condensed pro forma combined statement of operations for the nine months ended September 30, 1998 assumes that the Louisiana Acquisition and the Anschutz Transaction occurred as of January 1, 1997. The pro forma results of operations are not necessarily indicative of the results of operations that would actually have been attained if the transactions had occurred as of this date. This statement should be read in conjunction with the historical financial statements and related notes of Forest, the Statement of Oil and Gas Revenue and Direct Operating and Production Expenses of the properties acquired in the Louisiana Acquisition included in the Form 8-K/A dated February 3, 1998, and the Statement of Oil and Gas Revenue and Direct Operating Expenses of the Anschutz Ranch Field included in the Form 8-K dated June 25, 1998.

                               FOREST OIL CORPORATION

           CONDENSED PRO FORMA COMBINED STATEMENT OF OPERATIONS (NOTE A)

                        NINE MONTHS ENDED SEPTEMBER 30, 1998

                                    (UNAUDITED)

                                   (IN THOUSANDS)

                                                                         Louisiana       Combined      Anschutz
                                                                        Acquisition     Forest and    Transaction    Pro Forma
                                                             Forest     Adjustments      Louisiana    Adjustments     Combined
                                                           Historical     (Note B)      Acquisition     (Note C)      Forest
                                                          ------------ --------------  ------------- -------------  -----------
Revenue:
    Marketing and processing                              $ 104,748            -          104,748            -         104,748
    Oil and gas sales:
         Gas                                                 86,785        2,435 (1)       89,220        5,483 (1)      94,703
         Oil, condensate and natural gas liquids             37,151        1,199 (1)       38,350        3,076 (1)      41,426
                                                            -------        -----          -------        -----         -------
         Total oil and gas sales                            123,936        3,634          127,570        8,559         136,129
                                                            -------        -----          -------        -----         -------
    Total revenue                                           228,684        3,634          232,318        8,559         240,877

Operating expenses:
  Marketing and processing                                   99,502            -           99,502            -          99,502
  Oil and gas production                                     29,997          378 (1)       30,375        1,427 (1)      31,802
  General and administrative                                 15,192            -           15,192            -          15,192
  Depreciation and depletion                                 74,163        1,770 (2)       75,933        3,343 (2)      79,276
  Impairment of oil and gas properties                      140,000            -          140,000            -         140,000
                                                            -------        -----          -------        -----         -------
           Total operating expenses                         358,854        2,148          361,002        4,770         365,772
                                                            -------        -----          -------        -----         -------
Earnings (loss) from operations                            (130,170)       1,486         (128,684)       3,789        (124,895)

Other income and expense:
    Other income, net                                        (7,951)           -           (7,951)           -          (7,951)
    Interest expense                                         28,429        1,432 (3)       29,861            -          29,861
    Minority interest in loss of subsidiary                    (517)           -             (517)           -            (517)
    Translation loss on subordinated debt                     8,328            -            8,328            -           8,328
                                                            -------        -----          -------        -----         -------
           Total other income and expense                    28,289        1,432           29,721            -          29,721
                                                            -------        -----          -------        -----         -------

Earnings (loss) before income taxes                        (158,459)          54         (158,405)       3,789        (154,616)

Income tax benefit                                          (14,960)           -          (14,960)           -         (14,960)
                                                            -------        -----          -------        -----         -------
Income (loss) from continuing operations                  $(143,499)          54         (143,445)       3,789        (139,656)
                                                            -------        -----          -------        -----         -------
                                                            -------        -----          -------        -----         -------

Weighted average number of common shares outstanding         39,651            -           39,651        5,950 (3)      42,925
                                                            -------        -----          -------        -----         -------
                                                            -------        -----          -------        -----         -------

Loss from continuing operations attributable to
  common stock                                            $(143,499)           -         (143,445)           -        (139,656)
                                                            -------        -----          -------        -----         -------
                                                            -------        -----          -------        -----         -------

Basic loss per share from continuing operations           $   (3.62)           -            (3.62)           -           (3.25)
                                                            -------        -----          -------        -----         -------
                                                            -------        -----          -------        -----         -------

Diluted loss per share from continuing operations         $   (3.62)           -            (3.62)           -           (3.25)
                                                            -------        -----          -------        -----         -------
                                                            -------        -----          -------        -----         -------

See accompanying notes to condensed pro forma combined statement of operations.

                               FOREST OIL CORPORATION

           NOTES TO CONDENSED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                                 SEPTEMBER 30, 1998

                                    (UNAUDITED)

A.   BASIS OF PRESENTATION

The accompanying unaudited condensed pro forma combined statement of operations for the nine months ended September 30, 1998 assumes that the Louisiana Acquisition and the Anschutz Transaction occurred as of January 1, 1997. The pro forma results of operations are not necessarily indicative of the results of operations that would actually have been attained if the transactions had occurred as of this date. This statement should be read in conjunction with the historical financial statements and related notes of Forest, the Statement of Revenue and Direct Operating Expenses of the properties acquired in the Louisiana Acquisition included in Form 8-K/A dated February 3, 1998 and the Statement of Revenue and Direct Operating Expenses of the Anschutz Properties included in Form 8-K dated June 25, 1998.

B.   ACQUISITION OF LOUISIANA PROPERTIES

On February 3, 1998, Forest purchased interests in 13 oil and gas properties located onshore Louisiana from a private company for total consideration of approximately $230,776,000. The consideration consisted of 1,000,000 shares of Forest Common Stock and approximately $216,557,000 of cash. The cash portion of the consideration was funded by borrowings under the Company's bank credit facility and from the issuance of $75,000,000 principal amount of 8 3/4% Senior Subordinated Debentures.

The historical information of Forest Oil Corporation in the accompanying condensed pro forma combined statement of operations for the nine months ended September 30, 1998 includes the historical revenue and direct operating expenses of the Louisiana properties subsequent to their acquisition on February 3, 1998. In addition, the following pro forma adjustments have been made to the accompanying historical revenue and direct operating expenses of Forest Oil Corporation for the nine months ended September 30, 1998:

1. To record oil and gas revenue and related production expense of the Louisiana properties for the period from January 1, 1998 to February 2, 1998.

2. To adjust depletion expense to reflect the pro forma combined depletion rate giving effect to the acquisition of the properties.

3. To increase interest expense for interest associated with the debt incurred in connection with the Louisiana Acquisition.

C.   ACQUISITION OF ANSCHUTZ PROPERTIES

On January 9, 1998 Forest entered into an agreement in principle with The Anschutz Corporation to purchase certain oil and gas property interests in exchange for shares of Forest Common Stock. On April 6, 1998 a definitive purchase and sale agreement was executed. The properties include an interest in The Anschutz Ranch Field which is located in Utah and Wyoming, prospects and producing acreage in Canada, and interests in projects in various other countries (the Anschutz Properties). Forest's consideration consists of 5,950,000 shares of Common Stock. On June 25 and 29, 1998, in two separate closings, Forest acquired all of the Anschutz Properties with the exception of an interest in a project in Thailand. The closing relating to this interest, which is not material to the Company or to the transaction, was completed in December 1998.

The historical information of Forest Oil Corporation in the accompanying condensed pro forma combined statement of operations for the nine months ended September 30, 1998 includes the historical revenue and direct operating expenses of the Anschutz Ranch Field subsequent to its acquisition on June 25, 1998. There was no significant production from any of the other acquired properties. In addition, the following adjustments have been made to the accompanying condensed pro forma combined statement of operations for the nine months ended September 30, 1998:

1. To record oil and gas revenue and related production expense for the Anschutz Ranch Field for the period from January 1, 1998 to June 25, 1998.

2. To adjust depletion expense to reflect the pro forma combined depletion rate giving effect to the acquisition of the Anschutz Ranch Field.

3. To adjust the weighted average shares outstanding to reflect shares issued in connection with the Anschutz Acquisition.